Chilton Realty Income & Growth Fund
Class A (REIAX)
Class C (REICX)
Institutional Class (REIIX)
A series of the Investment Managers Series Trust

Supplement dated September 18, 2014
To the Prospectus and Statement of Additional Information dated December 31, 2013, and
Summary Prospectus dated January 15, 2014

Notice to Existing and Prospective Shareholders of Chilton Realty Income & Growth Fund:

Effective September 30, 2014, the Fund will be changing its fund name from “Chilton Realty Income & Growth Fund” to “West Loop Realty Fund.” Chilton Capital Management, LLC remains as the Fund’s sub-advisor.  The Fund’s investment objective, principal investment strategies and principal risks remain the same.

Please file this Supplement with your records.